                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[312,231,000] (APPROXIMATE)
                                      OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2006-2

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                               FEBRUARY [27], 2006

                                [MERRILL LYNCH]

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

             CUSIP OR ISIN
                BBERG ID                            OWNIT 2006-2
               DEAL NAME                            OWNIT 2006-2
              ISSUER NAME
              PARENT NAME
         ORIGINAL CLASS BALANCE
         CURRENT CLASS BALANCE
             PORTFOLIO NAME
                 SECTOR
              SETTLE DATE
           COLLATERAL BALANCE                       $585,992,346
          ORIGINAL # OF LOANS                           3,100
           AVG. LOAN BALANCE                          $189,030
              INITIAL WAC                               7.42%
              INITIAL WAM                                 2
                REM. WAM                                 358
                MOODY'S
                  S&P
                 FITCH
                MOODY'S
                  S&P
                 FITCH
                WA FICO                                  637
                 < 500                                  0.00%
                 < 550                                  1.08%
                  <575                                  5.01%
                 < 600                                 17.96%
                 > 650                                 32.91%
                 > 700                                 10.58%
                 WA DTI                                45.32%
                 > 40%                                 75.95%
                 > 45%                                 63.27%
                 WA LTV                                79.42%
                  > 80                                 18.61%
                  > 90                                  8.22%
                  % IO                                 32.00%
                IO FICO                                  640
           IO WITH FICO <575                           12.31%
                IO TERM                                  65
               IO TERM %
                 IO LTV                                80.18%
             % 15 YR FIXED                              0.18%
              %30 YR FIXED                             14.09%
               % BALLOONS                              40.35%
                 40 YR                                  0.00%
              2/28 HYBRIDS                             36.54%
              3/27 HYBRIDS                             38.21%
              5/25 HYBRIDS                              2.73%
            <= 1/29 HYBRIDS                             0.00%
               % 2ND LIEN                               0.00%
             % SILENT 2NDS                             66.00%
                  MTA?
               MTA LIMIT
                 NEGAM?
               MI COMPANY                            NO(100.00%)
             MI COVERAGE %                                0
             SINGLE FAMILY                             75.62%
               2-4 FAMILY                               1.34%
                 CONDO                                  6.24%
                 CO-OP                                  0.00%
                  PUD                                  16.81%
                   MH                                   0.00%
                 OWNER                                 96.84%
              SECOND HOME                               0.17%
                INVESTOR                                2.99%
                  REFI                                  3.74%

                CASH OUT                               33.95%
                PURCHASE                               62.31%
                FULL DOC                               82.95%
              REDUCED DOC                               2.28%
                 NO DOC                                 0.00%
                STATE 1                               CA(39.88%)
               % STATE 1
                STATE 2                               WA(8.14%)
               % STATE 2
                STATE 3                               OH(7.06%)
               % STATE 3
                STATE 4                               OR(5.44%)
               % STATE 4
                 SUB %
              INITIAL OC %                              4.05%
      TARGET OC % BEFORE STEPDOWN                       4.05%
       TARGET OC % AFTER STEPDOWN                       8.10%
               OTHER CE%
               TOTAL CE %
        INITIAL EXCESS INTEREST
              ORIGNATORS 1                          OWNIT(100.00%)
             % ORIGNATORS 1
              ORIGNATORS 2
             % ORIGNATORS 2
              ORIGNATORS 3
             % ORIGNATORS 3
             ISSUER CONTACT
             ISSUER NUMBER
              SERVICERS 1                          LITTON(100.00%)
             % SERVICERS 1
              SERVICERS 2
             % SERVICERS 2
              SERVICERS 3
             % SERVICERS 3
            SERVICER CONTACT
            SERVICER NUMBER
            MASTER SERVICER
                TRUSTEE
            TRUSTEE CONTACT
             TRUSTEE NUMBER
          CREDIT RISK MANAGER
              UNDERWRITER                           Merrill Lynch
              DERIVATIVES                           Cap and Swap
            CREDIT COMMENTS
             DEAL ACCEPTED?

              MAXIM OWNED
              INTEX STRESS
               TERM SHEET
              HARD PROSSUP
             ELECT. PROSSUP

     INTEX CASHFLOW ASSUMPTIONS
            LOSS SEVERITY %
             DELINQUENCY %
            BREAKEVEN CDR %
              # LAG MONTHS

    # MONTHS TILL OC GROWS TO TARGET

        IO CLASS IN DEAL? (Y/N)                           N
               IO COUPON
      FIRST IO INTEREST PAYMENT $